Second Quarter 2007 Earnings Conference Call 22 Exhibit 99.3 (Furnished herewith)

Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s projections, plans and objectives for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with GAAP. Words such as “forecast,” “projection,” “outlook,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise.

NOTE: Due to the magnitude of the amounts for the items listed above either in the quarter or for the year, management believes the above additional supplemental data provides valuable insight into the operating performance for fiscal year 2006. Management believes this presentation will enhance the reader’s understanding of the impact of these items on Deere & Company’s performance during the year. Management does not intend this presentation to be considered in isolation or as a substitute for the related measures under accounting principles generally accepted in the U.S. Additional Supplemental Data Fiscal Year 2006 $290.3 13.6 -- 276.7 (.6) $277.3 Q4 $438.9 3.2 -- 435.7 (.3) $436.0 Q3 $6.47 $1,525.0 $564.0 $231.8 Income from continuing operations, excluding special items .12 27.6 2.8 7.9 Canadian factory closing .19 44.2 44.2 -- Debt securities tender offer Other special items: 6.16 1,453.2 517.0 223.9 Income from continuing operations (1.02) (240.6) (227.6) (12.0) Income from discontinued operations (Health Care) $7.18 $1,693.8 $744.6 $235.9 Net income Diluted EPS Fiscal Year Q2 Q1

Second Quarter Overview +21% $517.0 $623.6 Income from Continuing Operations +25% $2.17 $2.72 Diluted EPS from Continuing Operations +4% $6,029 $6,266 Net Sales +5% $6,562 $6,882 Net Sales and Revenues Change Q2 2006 Q2 2007 (in millions of dollars except per share amounts)

Equipment operations net sales: Up 4% in the quarter compared to Q2 2006 Price realization ~ +2 points Currency translation ~ +2 points Second Quarter Overview Net Sales

Production Tonnage* Deere & Company Forecast as of 16 May 2007 (Previous Forecast as of 14 February 2007) -22 +9 +6 -2 +1 -18 +7 +1 Q2 2007 -23 -23 U.S. and Canada C&F +16 +6 U.S. and Canada AG +6 +9 Outside U.S. and Canada -5 -1 Total U.S. and Canada +2 +1 Worldwide CCE -20 -19 Worldwide C&F +4 +11 Worldwide AG -2 +2 +5 +4 Total Worldwide FY 2007 Previous Forecast Fiscal 2007 Forecast Q3 2007 Forecast Q2 2007 Previous Forecast % Change * Percentage change from same period in previous year, excluding purchased product.

2007 Company Outlook Third Quarter 2007 Forecast Net Sales up ~ 5% vs. 3Q 2006 Net Income $400 – 425 million Fiscal Year 2007 Forecast Net Sales up ~ 6% from FY 2006 Net price realization: 1 to 2 points Currency translation: ~ +2 points Previous forecast net sales up slightly Net Income ~ $1.55 billion Previous forecast ~ $1.4 billion Deere & Company Forecast as of 16 May 2007 (Previous Forecast as of 14 February 2007)

Second Quarter Overview – Worldwide Agricultural Equipment Division +26% $385 $487 Operating Profit* +7% Production Tonnage +14% $3,068 $3,498 Net Sales Change Q2 2006 Q2 2007 (in millions of dollars) * Operating Profit impacted by: Positive price realization Higher sales volumes Partially offset by higher selling, administrative and general expense Growth initiatives

U.S. Commodity Price Estimates $.450 $6.35 $4.25 $3.10 Previous 2006/07 $.440 $6.85 $4.30 $3.55 2008/09 Forecast $.420 $7.00 $3.95 $3.25 Previous 2007/08 $.400 $6.65 $4.25 $3.40 2007/08 Forecast $.430 $6.40 $4.40 $3.10 2006/07 Forecast Cotton (per pound) Soybeans (per bushel) Wheat (per bushel) Corn (per bushel) Deere & Company Estimates as of 16 May 2007 (Previous Estimates as of 14 February 2007)

U.S. Acreage & Yield Estimates 825 12.3 43.3 69.5 44.4 59.0 156.0 90.0 2008/09 Forecast 12.1 15.3 Planted Acres Cotton 42.8 42.7 Yield – Bu/Acre 43.5 38.7 Yield – Bu/Acre 152.0 149.1 Yield – Bu/Acre Yield – Lbs/Acre Planted Acres Planted Acres Planted Acres 834 69.5 60.3 89.0 2007/08 Forecast 819 75.5 57.3 78.3 2006/07 Forecast Soybeans Wheat Corn Planted acres in millions Deere & Company Estimates as of 16 May 2007

U.S. Farm Cash Receipts Estimates $277.6 12.1 126.6 138.9 2008 Forecast $267.1 11.9 121.9 133.3 Previous 2007 $272.4 12.5 125.1 134.8 2007 Forecast $258.5 15.7 121.4 121.4 Previous 2006 $260.2 Total Cash Receipts 16.4 Government Payments 121.4 Livestock 122.4 Crops 2006 Forecast (in billions of dollars) Deere & Company Estimates as of 16 May 2007 (Previous Estimates as of 14 February 2007)

Industry Outlook – Agricultural Equipment Retail Sales U.S. and Canada: Up about 5% for the fiscal year Strength in large tractors Flat combine sales Weakness in cotton Anticipates continued market strength Previous outlook flat to up 5% Deere & Company Outlook as of 16 May 2007 (Previous Outlook as of 14 February 2007)

Industry Outlook – Agricultural Equipment Retail Sales Western Europe: Flat to up 2% Strength in overall farm economic fundamentals Concern over potential drought in France, Germany and Italy Previous outlook flat Eastern Europe and the Commonwealth of Independent States countries, including Russia: Higher Australia: Down about 20% Continued serious drought Previous outlook down about 25% Deere & Company Outlook as of 16 May 2007 (Previous Outlook as of 14 February 2007)

Brazil Farm Net Income 6.1 .6 .2 1.0 .2 4.1 2004 6.1 5.8 .0 2.0 Total .2 .2 .8 -.1 .9 2005 Net Income (US $ Billion) .2 .0 .0 Rice .8 1.0 -1.1 Corn 3.5 3.5 3.3 Sugar Cane .4 .5 -.2 Cotton 1.2 .8 -2.0 Soybeans Previous 2007 2007 Forecast 2006 Deere & Company Estimates as of 16 May 2007 (Previous Estimates as of 14 February 2007)

Industry Outlook – Agricultural Equipment Retail Sales South America: Up about 20% Brazilian market continues to show signs of recovery Previous outlook flat to up 5% Deere & Company Outlook as of 16 May 2007 (Previous Outlook as of 14 February 2007)

Deere & Company Outlook - Worldwide Agricultural Equipment Fiscal Year 2007 Forecast Net sales projected to be up ~13% Currency translation ~ +3 points Previous forecast up ~8% Production tonnage projected up ~11% Deere & Company Forecast as of 16 May 2007 (Previous Forecast as of 14 February 2007)

Second Quarter Overview – Worldwide Commercial & Consumer Equipment +18% $127 $150 Operating Profit* +1% Production Tonnage 0% $1,319 $1,318 Net Sales Change Q2 2006 Q2 2007 (in millions of dollars) * Operating Profit impacted by: Positive price realization Favorable product mix Residential zero-turn radius mowers Improved operating costs Partially offset by lower shipment volumes

Deere & Company Outlook – Worldwide Commercial & Consumer Equipment

- LESCO, Inc.
  - Acquisition closed on 07 May 2007
  - Forecasted financial impact on Q3 and Q4 2007
    - Net Sales: ~ $350 million
      - **Q3: ~$120 million**
      - **Q4: ~$230 million**
    - Operating Loss: $5-10 million (mostly impacts Q4)
    - Selling, Administrative & General Expenses: ~ $70 million
    - Trade receivables & inventory at 31 October: ~ $150 million

Deere & Company Forecast as of 16 May 2007

16 May 2007 39 JOHN DEERE

Deere & Company Outlook – Worldwide Commercial & Consumer Equipment

- Fiscal Year 2007 Forecast
  - Net sales projected to be up ~11%
    - LESCO adds ~$350 million
    - New products
    - Previous forecast up ~3%
  - Production tonnage projected up ~1%

Deere & Company Forecast as of 16 May 2007 (Previous Forecast as of 14 February 2007)

16 May 2007 40 JOHN DEERE

Second Quarter Overview – Worldwide Construction & Forestry -30% $274 $192 Operating Profit* -18% Production Tonnage -12% $1,642 $1,450 Net Sales Change Q2 2006 Q2 2007 (in millions of dollars) * Operating Profit impacted by: Lower sales volumes Raw material cost increases

Deere & Company Outlook – Worldwide Construction & Forestry

- Fiscal Year 2007 Forecast
  - Net sales projected to be down ~11%
    - U.S. housing starts lower; non-residential growth
    - Sales to independent rental channel down significantly
    - Previous forecast down ~9%
  - Production tonnage projected down ~19%
    - U.S. and Canada down ~24%

Deere & Company Forecast as of 16 May 2007 (Previous Forecast as of 14 February 2007)

16 May 2007 42 JOHN DEERE

Loss History - Credit Low losses driven by strong obligor cash flows, low repossession rates and strong used equipment market * 2007 is an annualized year-to-date April 2007 rate Provision for Credit Losses / Average Owned Portfolio 0.00% 0.50% 1.00% 1.50% 2.00% 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 *

Credit Second Quarter 2007 Net income $86.6 million up 6% vs. Q2 2006 Growth in credit portfolio Higher provision for credit losses Fiscal Year 2007 Forecast Net income ~ $355 million Growth in credit portfolio Higher SA&G expense in support of growth initiatives Previous forecast of ~ $355 million (unchanged) Deere & Company Forecast as of 16 May 2007 (Previous Forecast as of 14 February 2007)

Credit Dividends to Equipment Operations 1H07 dividends ~ $320 million higher vs. 1H06 Impacts Equipment Operations Cash Flows from Operating Activities Includes $230 million special dividend in Q2 2007 Result of increased leverage of U.S. retail portfolios approved by rating agencies

28 consecutive quarters of year-over-year receivables and inventory reduction relative to sales Consolidated Trade Receivables & Inventory 20% 25% 30% 35% 40% 45% 50% 55% 60% '00 Q3 Q4 '01 Q1 Q2 Q3 Q4 '02 Q1 Q2 Q3 Q4 '03 Q1 Q2 Q3 Q4 '04 Q1 Q2 Q3 Q4 '05 Q1 Q2 Q3 Q4 '06 Q1 Q2 Q3 Q4 '07 Q1 Q2 Inventory & Receivables to Sales Prior Year Current Year

Consolidated Trade Receivables & Inventory Change at 30 April: 2007 vs. 2006 ↓ 140 Total, as reported Total, constant exchange C&F CCE AG (in millions of dollars) ↓ 300 ↓ 135 ↓ 74 ↑ 69 Q2 Actual

Consolidated Trade Receivables & Inventory Forecasted change at 31 October: 2007 vs. 2006 ↓ 100 ↑ 150 Total* C&F CCE* AG (in millions of dollars) ↓ 100 ↓ 125 Flat ↑ 100 Flat ↑ 175 2007 Prior Forecast 2007 Forecast Deere & Company Forecast as of 16 May 2007 (Previous Forecast as of 14 February 2007) * Includes $150 million related to LESCO inventory and receivables.

April Retail Sales – U.S. and Canada ↓ more than the industry ↑ double digits; less than industry ↑ double digits; less than industry ↓ a single digit Deere** ↑ 40% 4 WD Tractors ↓ 24% Combines ↑ 14% ↑ 7% Industry* Row-Crop Tractors Utility Tractors * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers

Deere Dealer Inventories – U.S. and Canada 2006 2007 10% 8% Combines 23% 22% Row-Crop Tractors As reported to the Association of Equipment Manufacturers at April 30 – in units as a % of trailing 12 months retail sales

April Retail Sales – Western Europe ↓ double digits ↑ single digit Deere & Company Combines Tractors Based on EU Government Reporting of Registrations

April Retail Sales – U.S. and Canada ↓ double digits First-in-the-Dirt ↓ double digits Settlements Construction and Forestry flat Commercial and Consumer Equipment Deere & Company

Raw Material and Freight Equipment Operations Second Quarter 2007 Up ~ $70 million vs. Q2 2006 Fiscal Year 2007 Forecast Up ~$200 million By Division Agricultural Equipment: ~ $75 million Commercial & Consumer Equipment: ~ $25 million Construction & Forestry: ~ $100 million Deere & Company Forecast as of 16 May 2007

Research & Development Expense Equipment Operations Second Quarter 2007 Up ~ 9% vs. Q2 2006 Fiscal Year 2007 Forecast Up ~ 11% Deere & Company Forecast as of 16 May 2007

Selling, Administrative & General Expenses
Equipment Operations

- Second Quarter 2007
  - Up ~ 8% vs. Q2 2006
    - Includes ~ 4 points related to global growth initiatives and currency translation
- Fiscal Year 2007
  - Forecast anticipates Up ~ 13% vs. FY2006
    - Includes ~ 10 points related to global growth initiatives (including LESCO) and currency translation

Deere & Company Forecast as of 16 May 2007

16 May 2007 55 JOHN DEERE

Tax Rate Equipment Operations Second Quarter 2007 Effective tax rate of 31% Discrete items Fiscal Year 2007 Forecast Assumes a tax rate of ~33% Deere & Company Forecast as of 16 May 2007

Shares Outstanding Second Quarter 2007 Period ending shares outstanding: 225.0 million Average diluted shares outstanding for the quarter: 229.3 million

Share Repurchase as Part of Publicly Announced Plans $0.1 $0.2 $0.3 1.2 2.3 3.5 Q1 2004 auth. 2005 auth. Total Q1 $1.3 17.0 YTD $0.3 4.5 Q4 $0.4 4.9 Q3 $0.3 4.1 Q2 Total $ Amount (in billions) Shares Repurchased(in millions) FY2006 $0.2 2.1 Q1 $0.6 5.7 YTD Q4 Q3 $0.4 3.6 Q2 Total $ Amount (in billions) Shares Repurchased(in millions) FY2007 26 million share authorization 30 November 2005* * At 30 April 2007, approximately 4.6 million shares remained.

Other Information Equipment Operations Fiscal Year 2007 Forecast Capital Expenditures About $600 million Depreciation and Amortization $400 – 450 million Pension/OPEB Contributions About $375 million Deere & Company Forecast as of 16 May 2007

Deere’s third-quarter 2007 conference call is scheduled for 9:00 a.m. central time on Wednesday, August 15, 2007.